UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2011

Date of reporting period:	July 1, 2010 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund

Annual report
6|30|11

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Multi-Cap Growth
Fund

Annual report
6 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	47

About the Trustees	48

Officers	50

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A flexible approach to investing in growing companies

Long before most Americans could conceive of the Internet, digital music files, or a mobile phone small enough to fit in their pockets, Putnam Multi-Cap Growth Fund was seeking investment opportunities in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, that could offer strong growth potential.

Introduced in 1990, the fund invests in stocks of companies that are believed to offer above-average growth potential. An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and companies. In addition to large companies, the fund can invest in smaller companies that are in their emerging- or expansionary-growth phase, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Historically, the growth potential offered by stocks of growing companies comes with the risk of greater price fluctuations. Combining small-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

Supported by a strong research team, the fund’s portfolio manager uses his stock-picking expertise and multiple resources to identify opportunities and manage risk. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking to find information that the markets haven’t already factored into stock prices.

With opportunities continuing to emerge across industries and companies of all sizes, Putnam Multi-Cap Growth Fund will continue to focus on capturing growth potential for investors.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a simple, streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select from all companies within their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Robert M. Brookby

Rob, the fund delivered a strong return for the period, but stocks experienced some turbulence. What happened in the financial markets over the past year?

When the period began last July, stocks had been declining sharply for several months, largely in response to concerns about debt issues in European Union countries. Stock performance remained generally weak throughout the summer as investors became more discouraged about the slow pace of the U.S. economic recovery.

Last fall, however, marked a turning point, when the S&P 500 Index, a broad measure of U.S. stock performance, had its best September in 71 years. Many factors contributed to this rally, including the Federal Reserve’s announcement that it would implement another round of quantitative easing — a plan to buy $600 billion in Treasury bonds to help stimulate the economy. Investors reacted positively to this strong statement of support from the Fed, the U.S. economy continued to find its footing, and stocks delivered strong results through the end of 2010.

We entered 2011 on a strong note, but the environment quickly grew turbulent. Stocks struggled, but stayed resilient through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The final two months of the period were among the most volatile, as stocks suffered a six-week decline, followed by a dramatic recovery in late June.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

How did you position the fund through these challenges?

I continued to believe that underneath all the turmoil, there is a recovery under way, and my strategy was to position the fund accordingly. We expected that the economic data would be choppy, and that markets could be volatile as a result. We maintained our focus on long-term trends and favored sectors that tend to do well in a recovering economy, and this strategy proved beneficial.

Within the fund’s portfolio, what strategies or stocks had a positive impact on returns for the period?

One of the top-performing stocks for the fund was that of Polycom, a company that specializes in video conferencing, which allows people to meet face-to-face from different physical locations worldwide. Polycom has benefited from increasing demand for advanced technology that can boost productivity for businesses and reduce costs — such as the expense of employee travel for meetings.

Another benefit for Polycom is that it has few major competitors, allowing it to take advantage of the still-growing demand for its products and services.

Another strong contributor to fund performance was National Oilwell Varco, which makes equipment and components used in oil and gas drilling. Investment in drilling equipment has remained strong worldwide, with many businesses looking to upgrade their rigs. This has boosted revenue and earnings for National Oilwell, whose components are used on most major oil rigs. National Oilwell also benefits from a growing demand for equipment to drill in more technologically challenging environments, such as ultra-deep water drilling and shale gas drilling. While the company has competition in this area, it does maintain a healthy market share.

We continued to be pleased with the performance of Priceline.com, an online travel booking company. Hotels and airlines make their services accessible through the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Priceline.com website, providing a convenient way for travelers to make plans via the Internet. The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution arm for these hotels, especially the smaller ones. This stock also benefits from what we believe is a powerful and sustainable long-term trend — the use of the Internet to research, plan, and book travel.

What are some stocks or strategies that held back performance?

One top detractor for the period was the stock of Teva Pharmaceutical, an Israel-based generic drug company. Teva’s recent struggles have been related to one of its branded drugs, Copaxone, the number-one prescribed treatment for multiple sclerosis. Investors have become increasingly concerned about generic competition for the drug, which is a highly profitable product for Teva. The regulatory pathway is still unclear for generic competitors, but speculation has created negative sentiment toward Teva. We continued to hold Teva in the portfolio at the close of the period, primarily because of its attractive valuation.

The stock of Marvell Technology, a semiconductor company, was also an underperformer for the period. The primary issue with this stock has been Marvell’s exposure to Research in Motion (RIM), the company that makes BlackBerry devices. Marvell produces chips that go into these devices, and RIM has been losing market share to competitors at a rapid pace. This was a considerable negative surprise for investors and was a drag on Marvell’s stock price for the period.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/11. Short-term holdings are excluded. Holdings will vary over time.

We continue to hold this stock in the portfolio because we believe other segments of Marvell’s business continue to offer long-term growth potential. For example, Marvell produces chips for video game consoles, networking equipment, and other devices that access WiFi networks.

Finally, fund performance was dampened by our decision to not hold the stock of Exxon Mobil, which advanced considerably, along with most others in the energy sector during the period. However, in the energy sector, our strategy is to focus on companies that we believe offer stronger organic growth potential. In fact, one of those companies — Anadarko Petroleum — was among the fund’s top performers for the fiscal year. Anadarko has a higher organic growth rate and explores aggressively for oil and gas worldwide, which is a more difficult task for energy giants such as Exxon.

As we enter a new fiscal year for the fund, what is your outlook for the stock-investing landscape?

I believe that the trend of continued U.S. economic improvement is still in place. However, at period-end, despite a significant rally for stocks in the closing weeks, many concerns weighed on investors’ minds. We question how fast the economy is capable of growing, whether a 2% to 3% rate of GDP growth is the “new normal,” and whether that is enough to power our economy forward. Investors are also worried about the U.S. budget deficit, a still-high unemployment rate, and the potential for sovereign debt issues in Europe to create anxiety in financial markets worldwide.

At the same time, I believe today’s market offers many attractive opportunities. In addition, the corporate earnings picture still appears positive. Earnings have been consistently better than investors expected, businesses continue

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

to focus on costs, productivity growth has been solid, and revenues have improved.

As always, when positioning the fund, I want to be able to capitalize on improving conditions, but I don’t want to expose the fund’s investors to too much risk. I strive for a careful balance of stocks with high growth potential and those with more defensive characteristics.

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

U.S. consumer spending advanced steadily for the first half of the year, despite a slowdown in economic growth and persistently high unemployment. The Commerce Department reported that consumer spending posted 10 consecutive months of gains through April. Under pressure from higher food and gas prices, consumer spending was essentially flat in May. Still, the outlook for spending in the second half of 2011 is one of marked improvement. In June, gas prices began to decline after the International Energy Agency released some 60 million barrels of oil reserves. In addition, the prices of other core commodities, such as corn, wheat, and soybeans, fell in June for the second straight month because of improved production estimates. Declining gas and food prices could jump-start consumer spending and set the stage for stronger economic growth, should these trends continue.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.16%	10.85%	10.34%	10.34%	10.34%	10.34%	10.59%	10.40%	10.89%	11.39%

10 years	12.00	5.56	3.91	3.91	3.94	3.94	6.56	2.83	9.30	14.84
Annual average	1.14	0.54	0.38	0.38	0.39	0.39	0.64	0.28	0.89	1.39

5 years	17.51	10.76	13.19	11.19	13.22	13.22	14.63	10.62	16.02	18.98
Annual average	3.28	2.06	2.51	2.14	2.51	2.51	2.77	2.04	3.02	3.54

3 years	11.51	5.10	9.06	6.06	9.07	9.07	9.85	6.01	10.68	12.37
Annual average	3.70	1.67	2.93	1.98	2.94	2.94	3.18	1.96	3.44	3.96

1 year	36.82	28.96	35.80	30.80	35.81	34.81	36.17	31.40	36.48	37.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance benefited from receipt of an Enron class action settlement pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 6/30/11

		Lipper Multi-Cap Growth Funds
	Russell 3000 Growth Index	category average*

Annual average (life of fund)	8.50%	10.05%

10 years	27.08	40.09
Annual average	2.43	3.20

5 years	29.84	28.02
Annual average	5.36	4.92

3 years	16.69	12.90
Annual average	5.28	3.95

1 year	35.68	35.37

Index and Lipper results should be compared to fund performance before sales charge.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/11, there were 463, 391, 324, 220, and 35 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,391 and $10,394, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,283 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,930 and $11,484, respectively.

Fund price and distribution information For the 12-month period ended 6/30/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/10	$39.22	$41.61	$34.05	$36.13	$36.02	$37.33	$38.57	$40.93

6/30/11	53.66	56.93	46.24	49.07	49.05	50.83	52.64	56.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value for class A and M shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value is calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 6/30/11*†	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes an increase of 0.05% in annualized performance fees for the six months ended 6/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2011, to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.23	$10.04	$10.04	$8.78	$7.50	$4.96

Ending value (after expenses)	$1,060.30	$1,056.40	$1,056.40	$1,057.80	$1,058.90	$1,061.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2011, use the following calculation method. To find the value of your investment on January 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.11	$9.84	$9.84	$8.60	$7.35	$4.86

Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,019.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year – since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 433, 359 and 298 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2011, Putnam employees had approximately $371,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Multi-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Multi-Cap Growth Fund (the “fund”) at June 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2011

The fund’s portfolio 6/30/11

COMMON STOCKS (99.7%)*	Shares	Value

Aerospace and defense (4.7%)
Goodrich Corp.	296,700	$28,334,850

Honeywell International, Inc.	347,900	20,731,361

MTU Aero Engines Holding AG (Germany)	167,837	13,422,963

Northrop Grumman Corp.	166,500	11,546,775

Precision Castparts Corp.	293,761	48,367,749

TransDigm Group, Inc. †	198,700	18,119,453

United Technologies Corp.	354,300	31,359,093

		171,882,244
Air freight and logistics (0.6%)
United Parcel Service, Inc. Class B S	314,200	22,914,606

		22,914,606
Airlines (0.4%)
Delta Air Lines, Inc. †	1,625,900	14,909,503

		14,909,503
Auto components (1.2%)
Autoliv, Inc. (Sweden) S	212,000	16,631,400

Lear Corp.	484,900	25,932,452

		42,563,852
Automobiles (0.5%)
Ford Motor Co. †	1,406,800	19,399,772

		19,399,772
Beverages (1.3%)
Coca-Cola Co. (The)	234,600	15,786,234

Coca-Cola Enterprises, Inc.	1,039,900	30,344,282

		46,130,516
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc. † S	265,400	12,481,762

Amarin Corp. PLC ADR (United Kingdom) † S	300,000	4,341,000

Amylin Pharmaceuticals, Inc. † S	335,300	4,479,608

BioMarin Pharmaceuticals, Inc. † S	423,700	11,528,877

Celgene Corp. †	291,600	17,589,312

Cubist Pharmaceuticals, Inc. †	181,811	6,543,378

Dendreon Corp. † S	428,364	16,894,676

Human Genome Sciences, Inc. † S	485,358	11,910,685

		85,769,298
Building products (0.1%)
Owens Corning, Inc. †	103,200	3,854,520

		3,854,520
Capital markets (1.3%)
Apollo Global Management, LLC. Class A S	328,116	5,643,595

Goldman Sachs Group, Inc. (The)	54,800	7,293,332

Invesco, Ltd.	618,200	14,465,880

State Street Corp.	443,500	19,997,415

		47,400,222
Chemicals (4.7%)
Agrium, Inc. (Canada)	182,756	16,038,667

Albemarle Corp.	310,400	21,479,680

Celanese Corp. Ser. A	774,699	41,299,204

CF Industries Holdings, Inc.	48,300	6,842,661

Cytec Industries, Inc. S	202,900	11,603,851

Huabao International Holdings, Ltd. (China)	4,564,000	4,155,201

COMMON STOCKS (99.7%)* cont.	Shares	Value

Chemicals cont.
Huntsman Corp.	1,287,496	$24,269,300

LyondellBasell Industries NV Class A (Netherlands)	725,927	27,962,708

Monsanto Co.	269,100	19,520,514

		173,171,786
Commercial banks (0.8%)
PNC Financial Services Group, Inc.	326,900	19,486,509

SVB Financial Group † S	172,600	10,305,946

		29,792,455
Communications equipment (5.0%)
ADTRAN, Inc. S	678,200	26,253,122

Aruba Networks, Inc. † S	373,000	11,022,150

Cisco Systems, Inc.	1,236,255	19,297,941

Juniper Networks, Inc. †	261,647	8,241,881

Polycom, Inc. †	676,299	43,486,026

Qualcomm, Inc.	1,175,400	66,750,954

RADWARE, Ltd. (Israel) †	222,400	7,748,416

		182,800,490
Computers and peripherals (7.2%)
Apple, Inc. †	471,629	158,311,706

EMC Corp. †	1,003,500	27,646,425

Hewlett-Packard Co.	1,256,283	45,728,701

SanDisk Corp. †	825,512	34,258,748

		265,945,580
Consumer finance (0.2%)
Green Dot Corp. Class A † S	180,074	6,118,915

		6,118,915
Diversified financial services (1.4%)
CME Group, Inc.	85,800	25,018,422

IntercontinentalExchange, Inc. † S	111,100	13,855,281

JPMorgan Chase & Co.	346,300	14,177,522

		53,051,225
Diversified telecommunication services (0.2%)
Iridium Communications, Inc. † S	1,032,606	8,932,042

		8,932,042
Electrical equipment (1.0%)
Cooper Industries PLC	265,000	15,812,550

GrafTech International, Ltd. † S	981,700	19,899,059

		35,711,609
Electronic equipment, instruments, and components (0.6%)
TE Connectivity, Ltd. (Switzerland)	391,300	14,384,188

Trimble Navigation, Ltd. †	221,000	8,760,440

		23,144,628
Energy equipment and services (3.8%)
Dril-Quip, Inc. † S	139,115	9,436,170

National Oilwell Varco, Inc.	550,600	43,062,426

Oil States International, Inc. † S	351,056	28,052,885

Schlumberger, Ltd.	531,400	45,912,960

Technip SA (France)	122,071	13,103,882

		139,568,323
Food and staples retail (0.4%)
Costco Wholesale Corp. S	185,500	15,070,020

		15,070,020

COMMON STOCKS (99.7%)* cont.	Shares	Value

Food products (0.4%)
Corn Products International, Inc.	91,900	$5,080,232

Mead Johnson Nutrition Co. Class A	163,400	11,037,670

		16,117,902
Health-care equipment and supplies (3.3%)
Baxter International, Inc.	816,458	48,734,378

Covidien PLC (Ireland)	748,000	39,816,040

OraSure Technologies, Inc. † S	479,893	4,093,487

St. Jude Medical, Inc.	399,800	19,062,464

Stryker Corp.	170,000	9,977,300

		121,683,669
Health-care providers and services (4.5%)
Aetna, Inc.	1,025,600	45,218,704

CIGNA Corp.	548,700	28,219,641

Express Scripts, Inc. †	513,500	27,718,730

Lincare Holdings, Inc. S	554,300	16,224,361

McKesson Corp.	182,600	15,274,490

Quest Diagnostics, Inc.	538,064	31,799,582

		164,455,508
Health-care technology (0.6%)
Cerner Corp. † S	119,200	7,284,312

SXC Health Solutions Corp. (Canada) †	241,800	14,246,856

		21,531,168
Hotels, restaurants, and leisure (1.9%)
Carnival Corp.	494,400	18,604,272

Las Vegas Sands Corp. †	497,155	20,984,913

Starbucks Corp.	535,700	21,154,793

Wyndham Worldwide Corp.	314,769	10,591,977

		71,335,955
Household durables (0.7%)
Fortune Brands, Inc.	189,404	12,078,293

Newell Rubbermaid, Inc.	770,900	12,164,802

		24,243,095
Household products (1.0%)
Colgate-Palmolive Co.	215,500	18,836,855

Procter & Gamble Co. (The)	303,500	19,293,495

		38,130,350
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	2,143,300	27,305,642

		27,305,642
Industrial conglomerates (0.6%)
General Electric Co.	663,400	12,511,724

Tyco International, Ltd.	202,000	9,984,860

		22,496,584
Insurance (1.9%)
Aflac, Inc.	390,700	18,237,876

AON Corp.	359,100	18,421,830

Assured Guaranty, Ltd. (Bermuda)	250,800	4,090,548

Hartford Financial Services Group, Inc. (The)	1,117,400	29,465,838

		70,216,092
Internet and catalog retail (2.5%)
Amazon.com, Inc. † S	247,900	50,693,071

Priceline.com, Inc. †	77,590	39,720,649

		90,413,720

COMMON STOCKS (99.7%)* cont.	Shares	Value

Internet software and services (2.8%)
Baidu, Inc. ADR (China) † S	159,187	$22,306,874

Google, Inc. Class A †	125,201	63,399,282

VeriSign, Inc. S	231,700	7,752,682

WebMD Health Corp. † S	225,100	10,260,058

		103,718,896
IT Services (2.2%)
Accenture PLC Class A	222,000	13,413,240

Cognizant Technology Solutions Corp. †	267,400	19,611,116

Mastercard, Inc. Class A	88,000	26,517,920

Unisys Corp. †	307,158	7,893,961

Western Union Co. (The) S	704,500	14,111,135

		81,547,372
Leisure equipment and products (0.6%)
Hasbro, Inc.	515,800	22,659,094

		22,659,094
Life sciences tools and services (2.8%)
Agilent Technologies, Inc. †	451,100	23,055,721

Bruker Corp. †	997,998	20,319,239

Thermo Fisher Scientific, Inc. †	922,500	59,399,775

		102,774,735
Machinery (5.1%)
AGCO Corp. †	358,100	17,675,816

Cummins, Inc.	240,500	24,889,345

Eaton Corp.	594,446	30,584,247

Ingersoll-Rand PLC	714,700	32,454,527

Lincoln Electric Holdings, Inc.	328,904	11,791,208

Parker Hannifin Corp.	513,506	46,082,028

Timken Co.	473,230	23,850,792

		187,327,963
Media (2.7%)
DIRECTV Class A †	340,700	17,314,374

Interpublic Group of Companies, Inc. (The)	2,690,200	33,627,500

Time Warner, Inc.	706,800	25,706,316

Walt Disney Co. (The)	538,000	21,003,520

		97,651,710
Metals and mining (2.0%)
Carpenter Technology Corp. S	108,200	6,240,976

Cliffs Natural Resources, Inc. S	207,898	19,220,170

Freeport-McMoRan Copper & Gold, Inc. Class B	418,400	22,133,360

Teck Resources Limited Class B (Canada)	284,300	14,425,382

Walter Energy, Inc. S	92,990	10,768,242

		72,788,130
Multiline retail (1.4%)
Kohl’s Corp.	617,900	30,901,179

Nordstrom, Inc.	447,871	21,023,065

		51,924,244
Office electronics (0.3%)
Xerox Corp.	1,087,577	11,321,677

		11,321,677
Oil, gas, and consumable fuels (4.8%)
Alpha Natural Resources, Inc. †	614,500	27,922,880

Anadarko Petroleum Corp.	184,200	14,139,192

COMMON STOCKS (99.7%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Brigham Exploration Co. †	462,717	$13,849,120

CONSOL Energy, Inc.	107,700	5,221,296

Kosmos Energy, Ltd. † S	658,118	11,174,844

Linn Energy, LLC (Units)	595,118	23,251,260

Noble Energy, Inc.	306,100	27,435,743

Occidental Petroleum Corp.	391,400	40,721,256

QEP Resources, Inc.	233,300	9,758,939

Solazyme, Inc. †	137,156	3,150,473

		176,625,003
Personal products (0.5%)
Estee Lauder Cos., Inc. (The) Class A S	157,800	16,598,982

		16,598,982
Pharmaceuticals (0.7%)
Elan Corp. PLC ADR (Ireland) †	1,188,994	13,518,862

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	252,900	12,194,838

		25,713,700
Real estate management and development (1.1%)
BR Malls Participacoes SA (Brazil)	713,360	8,157,517

CB Richard Ellis Group, Inc. Class A † S	1,301,800	32,688,198

		40,845,715
Road and rail (1.3%)
Hertz Global Holdings, Inc. † S	349,900	5,556,412

Kansas City Southern †	386,254	22,916,450

Swift Transportation Co. † S	1,348,046	18,266,023

		46,738,885
Semiconductors and semiconductor equipment (3.3%)
Cymer, Inc. †	154,200	7,634,442

First Solar, Inc. † S	152,110	20,119,590

Intel Corp.	629,963	13,959,980

KLA-Tencor Corp.	383,600	15,528,128

Lam Research Corp. †	182,300	8,072,244

Marvell Technology Group, Ltd. †	1,296,700	19,145,776

Novellus Systems, Inc. † S	381,800	13,798,252

Texas Instruments, Inc.	745,000	24,458,350

		122,716,762
Software (6.5%)
Adobe Systems, Inc. †	460,700	14,489,015

BMC Software, Inc. †	632,800	34,614,160

Check Point Software Technologies, Ltd. (Israel) † S	348,800	19,829,280

Citrix Systems, Inc. † S	117,804	9,424,320

Informatica Corp. † S	140,400	8,203,572

Microsoft Corp.	535,863	13,932,438

Oracle Corp.	1,719,900	56,601,909

Red Hat, Inc. †	305,466	14,020,889

Salesforce.com, Inc. † S	243,996	36,350,524

Synchronoss Technologies, Inc. † S	227,400	7,215,402

Synopsys, Inc. †	338,900	8,713,119

VMware, Inc. Class A †	140,250	14,057,258

		237,451,886

COMMON STOCKS (99.7%)* cont.			Shares	Value

Specialty retail (1.8%)
Bed Bath & Beyond, Inc. †			285,787	$16,681,387

Dick’s Sporting Goods, Inc. † S			302,700	11,638,815

Office Depot, Inc. †			644,800	2,721,056

Signet Jewelers, Ltd. (Bermuda) †			88,500	4,142,685

TJX Cos., Inc. (The)			231,372	12,153,971

Williams-Sonoma, Inc.			523,500	19,102,515

				66,440,429
Textiles, apparel, and luxury goods (1.5%)
Coach, Inc.			200,800	12,837,144

Hanesbrands, Inc. †			412,300	11,771,165

Iconix Brand Group, Inc. †			802,900	19,430,180

Steven Madden, Ltd. †			328,764	12,331,938

				56,370,427
Tobacco (1.2%)
Philip Morris International, Inc.			635,300	42,418,981

				42,418,981
Trading companies and distributors (0.3%)
United Rentals, Inc. † S			313,100	7,952,740

WESCO International, Inc. † S			77,367	4,184,781

				12,137,521
Wireless telecommunication services (1.0%)
American Tower Corp. Class A †			163,902	8,576,992

NII Holdings, Inc. †			622,500	26,381,550

				34,958,542

Total common stocks (cost $3,009,461,798)				$3,666,791,945

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount		Value

Novellus Systems, Inc. 144A cv. sr. notes 2 5/8s, 2041		$2,475,000		$2,650,973

Total convertible bonds and notes (cost $2,475,000)				$2,650,973

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (0.1%)*	strike price		amount	Value

Best Buy Co., Inc. (Call)	Jan-12/$35.00		913,624	$1,368,801

JPMorgan Chase & Co. (Call)	Jan-12/$45.00		269,705	380,020

JPMorgan Chase & Co. (Call)	Jan-12/$50.00		396,820	182,525

Total purchased options outstanding (cost $2,915,936)				$1,931,346

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	1,682,858	$1,162,855

Total warrants (cost $1,699,687)				$1,162,855

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 04/14/00,
cost $10,451,238) (Private) † ‡ F			125,000	$—

Total convertible preferred stocks (cost $10,451,238)				$—

SHORT-TERM INVESTMENTS (9.7%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.22%, July 28, 2011	$264,000	$264,477

U.S. Treasury Bills for effective yields ranging from 0.22%
to 0.24%, October 20, 2011	1,665,000	1,663,443

U.S. Treasury Bills for effective yields ranging from 0.15%
to 0.22%, November 17, 2011	1,459,000	1,458,470

Putnam Cash Collateral Pool, LLC 0.17% [d]	343,304,646	343,304,646

Putnam Money Market Liquidity Fund 0.04% [e]	10,783,926	10,783,926

Total short-term investments (cost $357,470,520)		$357,474,962

TOTAL INVESTMENTS

Total investments (cost $3,384,474,179)		$4,030,012,081

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $3,679,517,480.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $0.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $36,691,469 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $34,249,675)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	8/17/11	$34,892,085	$34,249,675	$(642,410)

Total						$(642,410)

WRITTEN OPTIONS OUTSTANDING at 6/30/11 (premiums received $429,403)

	Contract	Expiration date/
	amount	strike price	Value

Best Buy Co., Inc. (Call)	913,624	Jan-12/$40.00	$455,533

Total			$455,533

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/11

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	80,413	9/26/11	(1 month USD-	A basket	$339,994
			LIBOR-BBA plus	(GSCBPBNK)
			35 bp)	of common stocks

Total					$339,994

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$543,002,298	$—	$—

Consumer staples	174,466,751	—	—

Energy	316,193,326	—	—

Financials	247,424,624	—	—

Health care	521,928,078	—	—

Industrials	517,973,435	—	—

Information technology	1,028,647,291	—	—

Materials	241,804,715	4,155,201	—

Telecommunication services	43,890,584	—	—

Utilities	27,305,642	—	—

Total common stocks	3,662,636,744	4,155,201	—

Convertible bonds and notes	—	2,650,973	—

Convertible preferred stocks	—	—	—

Purchased options outstanding	—	1,931,346	—

Warrants	1,162,855	—	—

Short-term investments	10,783,926	346,691,036	—

Totals by level	$3,674,583,525	$355,428,556	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(642,410)	$—

Written options	—	(455,533)	—

Total return swap contracts	—	339,994	—

Totals by level	$—	$(757,949)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/11

ASSETS

Investment in securities, at value, including $338,488,695 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,030,385,607)	$3,675,923,509
Affiliated issuers (identified cost $354,088,572) (Notes 1 and 6)	354,088,572

Cash	43,751

Foreign currency (cost $70,963) (Note 1)	72,012

Dividends, interest and other receivables	3,396,026

Receivable for shares of the fund sold	587,454

Receivable for investments sold	4,047,343

Unrealized appreciation on swap contracts (Note 1)	339,994

Total assets	4,038,498,661

LIABILITIES

Payable for investments purchased	76,747

Payable for shares of the fund repurchased	7,033,079

Payable for compensation of Manager (Note 2)	1,766,754

Payable for investor servicing fees (Note 2)	835,007

Payable for custodian fees (Note 2)	44,586

Payable for Trustee compensation and expenses (Note 2)	1,836,066

Payable for administrative services (Note 2)	19,757

Payable for distribution fees (Note 2)	2,273,795

Unrealized depreciation on forward currency contracts (Note 1)	642,410

Written options outstanding, at value (premiums received $429,403) (Notes 1 and 3)	455,533

Collateral on securities loaned, at value (Note 1)	343,304,646

Other accrued expenses	692,801

Total liabilities	358,981,181

Net assets	$3,679,517,480

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4, 7 and 8)	$4,042,601,253

Undistributed net investment income (Notes 1 and 8)	302,416

Accumulated net realized loss on investments and foreign currency transactions
(Notes 1 and 8)	(1,008,596,594)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies (Note 8)	645,210,405

Total — Representing net assets applicable to capital shares outstanding	$3,679,517,480

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,283,602,460 divided by 61,191,753 shares)	$53.66

Offering price per class A share (100/94.25 of $53.66)*	$56.93

Net asset value and offering price per class B share ($152,334,863 divided by 3,294,550 shares)**	$46.24

Net asset value and offering price per class C share ($55,393,278 divided by 1,128,806 shares)**	$49.07

Net asset value and redemption price per class M share ($58,016,405 divided by 1,182,921 shares)	$49.05

Offering price per class M share (100/96.50 of $49.05)*	$50.83

Net asset value, offering price and redemption price per class R share
($6,552,808 divided by 124,472 shares)	$52.64

Net asset value, offering price and redemption price per class Y share
($123,617,666 divided by 2,201,844 shares)	$56.14

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $182,733)	$35,482,648

Interest (net of foreign tax of $1,081) (including interest income of $73,278
from investments in affiliated issuers) (Note 6)	98,458

Securities lending (including interest income of $834,015 from investments
in affiliated issuers) (Note 1)	844,991

Total investment income	36,426,097

EXPENSES

Compensation of Manager (Note 2)	19,724,613

Investor servicing fees (Note 2)	10,869,226

Custodian fees (Note 2)	63,417

Trustee compensation and expenses (Note 2)	285,572

Administrative services (Note 2)	103,988

Distribution fees — Class A (Note 2)	7,404,543

Distribution fees — Class B (Note 2)	1,558,965

Distribution fees — Class C (Note 2)	494,262

Distribution fees — Class M (Note 2)	416,640

Distribution fees — Class R (Note 2)	28,337

Other	1,653,367

Total expenses	42,602,930

Expense reduction (Note 2)	(481,607)

Net expenses	42,121,323

Net investment loss	(5,695,226)

Net realized gain on investments (Notes 1 and 3)	295,451,461

Net realized gain on swap contracts (Note 1)	5,197,645

Net realized gain on futures contracts (Note 1)	4,056,549

Net realized loss on foreign currency transactions (Note 1)	(3,485,340)

Net realized gain on written options (Notes 1 and 3)	728,257

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(479,368)

Net unrealized appreciation of investments, swap contracts and written options during the year	665,448,773

Net gain on investments	966,917,977

Net increase in net assets resulting from operations	$961,222,751

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/11	Year ended 6/30/10

Operations:
Net investment loss	$(5,695,226)	$(2,430,261)

Net realized gain on investments
and foreign currency transactions	301,948,572	184,247,028

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	664,969,405	114,077,371

Net increase in net assets resulting from operations	961,222,751	295,894,138

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,628,927)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	—

Class Y	—	(911,860)

Increase in capital from settlement payments (Note 7)	1,049,949	—

Redemption fees (Note 1)	279	1,993

Increase (decrease) from capital share transactions
(Notes 4 and 8)	591,568,850	(521,016,723)

Total increase (decrease) in net assets	1,553,841,829	(228,661,379)

NET ASSETS

Beginning of year	2,125,675,651	2,354,337,030

End of year (including undistributed net investment
income of $302,416 and distributions in excess of net
investment income $270,802, respectively)	$3,679,517,480	$2,125,675,651

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
June 30, 2011	$39.22	(.06)	14.49	14.43	—	—	—	.01 [j,k,l]	$53.66	36.82	$3,283,602	1.22	(.13)	69
June 30, 2010	35.33	(.03)	3.97	3.94	(.05)	(.05)	—	—	39.22	11.15	1,835,862	1.29 [d]	(.06) [d]	71
June 30, 2009	48.18	.07	(12.92) [h]	(12.85)	—	—	—	— [e,i]	35.33	(26.67) [h]	1,882,896	1.30 [d]	.19 [d]	72
June 30, 2008	53.15	(.13)	(4.84) [g]	(4.97)	—	—	—	—	48.18	(9.35)	2,585,412	1.21 [d]	(.25) [d]	126
June 30, 2007	45.72	(.08)	7.51	7.43	—	—	—	—	53.15	16.25	3,418,392	1.17 [d]	(.15) [d]	91

Class B
June 30, 2011	$34.05	(.38)	12.56	12.18	—	—	—	.01 [j,k,l]	$46.24	35.80	$152,335	1.97	(.88)	69
June 30, 2010	30.87	(.29)	3.47	3.18	—	—	—	—	34.05	10.30	110,983	2.04 [d]	(.80) [d]	71
June 30, 2009	42.40	(.19)	(11.34) [h]	(11.53)	—	—	—	— [e,i]	30.87	(27.19) [h]	152,758	2.05 [d]	(.57) [d]	72
June 30, 2008	47.13	(.45)	(4.28) [g]	(4.73)	—	—	—	—	42.40	(10.04)	278,414	1.96 [d]	(1.01) [d]	126
June 30, 2007	40.85	(.40)	6.68	6.28	—	—	—	—	47.13	15.37	482,812	1.92 [d]	(.91) [d]	91

Class C
June 30, 2011	$36.13	(.39)	13.32	12.93	—	—	—	.01 [j,k,l]	$49.07	35.81	$55,393	1.97	(.88)	69
June 30, 2010	32.76	(.31)	3.68	3.37	—	—	—	—	36.13	10.29	28,220	2.04 [d]	(.81) [d]	71
June 30, 2009	44.99	(.14)	(12.09) [h]	(12.23)	—	—	—	— [e,i]	32.76	(27.18) [h]	29,060	2.05 [d]	(.55) [d]	72
June 30, 2008	50.01	(.48)	(4.54) [g]	(5.02)	—	—	—	—	44.99	(10.04)	27,355	1.96 [d]	(1.00) [d]	126
June 30, 2007	43.34	(.42)	7.09	6.67	—	—	—	—	50.01	15.39	35,776	1.92 [d]	(.91) [d]	91

Class M
June 30, 2011	$36.02	(.28)	13.30	13.02	—	—	—	.01 [j,k,l]	$49.05	36.17	$58,016	1.72	(.63)	69
June 30, 2010	32.58	(.21)	3.65	3.44	—	—	—	—	36.02	10.56	37,163	1.79 [d]	(.56) [d]	71
June 30, 2009	44.65	(.09)	(11.98) [h]	(12.07)	—	—	—	— [e,i]	32.58	(27.03) [h]	38,379	1.80 [d]	(.31) [d]	72
June 30, 2008	49.50	(.36)	(4.49) [g]	(4.85)	—	—	—	—	44.65	(9.80)	50,256	1.71 [d]	(.76) [d]	126
June 30, 2007	42.79	(.30)	7.01	6.71	—	—	—	—	49.50	15.68	70,140	1.67 [d]	(.66) [d]	91

Class R
June 30, 2011	$38.57	(.17)	14.23	14.06	—	—	—	.01 [j,k,l]	$52.64	36.48	$6,553	1.47	(.38)	69
June 30, 2010	34.79	(.14)	3.92	3.78	—	—	—	—	38.57	10.87	3,039	1.54 [d]	(.33) [d]	71
June 30, 2009	47.56	(.02)	(12.75) [h]	(12.77)	—	—	—	— [e,i]	34.79	(26.85) [h]	2,026	1.55 [d]	(.06) [d]	72
June 30, 2008	52.60	(.23)	(4.81) [g]	(5.04)	—	—	—	—	47.56	(9.58)	3,215	1.46 [d]	(.47) [d]	126
June 30, 2007	45.37	(.18)	7.41	7.23	—	—	—	—	52.60	15.94	1,257	1.42 [d]	(.36) [d]	91

Class Y
June 30, 2011	$40.93	.04	15.16	15.20	—	—	—	.01 [j,k,l]	$56.14	37.16	$123,618.97		.14	69
June 30, 2010	36.86	.09	4.12	4.21	(.14)	(.14)	—	—	40.93	11.41	110,409	1.04 [d]	.21 [d]	71
June 30, 2009	50.13	.16	(13.43) [h]	(13.27)	—	—	—	— [e,i]	36.86	(26.47) [h]	249,218	1.05 [d]	.44 [d]	72
June 30, 2008	55.17	— [e]	(5.04) [g]	(5.04)	—	—	—	—	50.13	(9.13)	351,511	.96 [d]	— [d,f]	126
June 30, 2007	47.34	.05	7.78	7.83	—	—	—	—	55.17	16.54	415,886	.92 [d]	.10 [d]	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	<0.01%

June 30, 2009	0.01

June 30, 2008	<0.01

June 30, 2007	<0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Knight Securities, L.P. which amounted to $0.06 per share.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.30

Class B	0.26

Class C	0.28

Class M	0.28

Class R	0.29

Class Y	0.31

This payment resulted in an increase to total returns of 0.62% for the year ended June 30, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to $0.01 per share outstanding on May 16, 2011.

l Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/11

Note 1: Significant accounting policies

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect, wholly-owned subsidiary of Putnam Investments, LLC does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

F) Options contracts The fund uses options contracts to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 1,400,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $26,100,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $17,400,000 on total return swap contracts for the reporting period.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,941,947 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $642,410 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

J) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $339,141,100. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $343,304,646.

K) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

L) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $1,006,960,326 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the September 27, 2010 merger, the fund acquired $595,792,830 in capital loss carryovers from Putnam Vista Fund, which are subject to limitations imposed by the Code. Of this amount, capital loss carryovers of $328,310,817 attributable to the Putnam Vista Fund will be available to the extent allowed by the code to offset future capital gain, if any. The amounts of the combined carryovers and the expiration dates are:

Loss carryover	Expiration

$154,110	June 30, 2013

12,395,807	June 30, 2015

371,652,411	June 30, 2016

231,246,246	June 30, 2017

391,511,752	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, the expiration of a capital loss carryover, unrealized gains and losses on passive foreign investment companies, straddle loss deferrals, net operating loss, realized built-in losses, income on swap contracts, restitution payments and on partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,547,536 to decrease accumulated net investment loss and $3,000,134,898 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $2,992,587,362.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$771,684,496
Unrealized depreciation	(127,118,643)

Net unrealized appreciation	644,565,853
Capital loss carryforward	(1,006,960,326)
Cost for federal income tax purposes	$3,385,446,228

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (February 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.56% of the fund’s average net assets before an increase of $870,603 (0.03% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,144 under the expense offset arrangements and by $469,463 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,129, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $167,779 and $2,579 from the sale of class A and class M shares, respectively, and received $157,649 and $1,260 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $307 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,268,071,198 and $2,366,361,678, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	6,621,246	2,482,534

Options exercised	(81,069)	(152,410)

Options expired	(514,212)	(997,785)

Options closed	(5,112,341)	(902,936)

Written options outstanding at the
end of the reporting period	913,624	$429,403

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/11		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,365,480	$117,385,826	2,312,547	$94,851,200

Shares issued in connection with
reinvestment of distributions	—	—	59,691	2,472,434

Shares issued in connection with the
merger of Putnam Vista Fund	21,970,683	981,498,528	—	—

	24,336,163	1,098,884,354	2,372,238	97,323,634

Shares repurchased	(9,957,238)	(493,000,787)	(8,850,578)	(362,664,139)

Net increase (decrease)	14,378,925	$605,883,567	(6,478,340)	$(265,340,505)

	Year ended 6/30/11		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	227,402	$9,671,410	248,450	$8,858,517

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	1,494,855	57,871,961	—	—

	1,722,257	67,543,371	248,450	8,858,517

Shares repurchased	(1,687,508)	(71,847,388)	(1,937,755)	(69,039,679)

Net increase (decrease)	34,749	$(4,304,017)	(1,689,305)	$(60,181,162)

	Year ended 6/30/11		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	64,565	$2,921,624	42,751	$1,620,731

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	488,294	20,063,359	—	—

	552,859	22,984,983	42,751	1,620,731

Shares repurchased	(205,016)	(9,265,892)	(148,865)	(5,641,054)

Net increase (decrease)	347,843	$13,719,091	(106,114)	$(4,020,323)

	Year ended 6/30/11		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	64,474	$2,854,426	47,353	$1,773,599

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	397,127	16,277,012	—	—

	461,601	19,131,438	47,353	1,773,599

Shares repurchased	(310,296)	(14,208,414)	(193,811)	(7,116,443)

Net increase (decrease)	151,305	$4,923,024	(146,458)	$(5,342,844)

	Year ended 6/30/11		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	22,655	$1,107,144	35,438	$1,472,113

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with the
merger of Putnam Vista Fund	54,165	2,378,405	—	—

	76,820	3,485,549	35,438	1,472,113

Shares repurchased	(31,150)	(1,521,273)	(14,860)	(606,412)

Net increase	45,670	$1,964,276	20,578	$865,701

	Year ended 6/30/11		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	308,142	$16,005,411	791,170	$33,071,272

Shares issued in connection with
reinvestment of distributions	—	—	21,120	911,769

Shares issued in connection with the
merger of Putnam Vista Fund	861,908	40,207,331	—	—

	1,170,050	56,212,742	812,290	33,983,041

Shares repurchased	(1,665,850)	(86,829,833)	(4,876,238)	(220,980,631)

Net decrease	(495,800)	$(30,617,091)	(4,063,948)	$(186,997,590)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$642,410

Equity contracts	Investments, Receivables	3,434,195	Payables	455,533

Total		$3,434,195		$1,097,943

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	(3,298,045)	$—	$(3,298,045)

Equity contracts	1,245,646	1,590,432	4,056,549	—	5,197,645	$12,090,272

Total	$1,245,646	$1,590,432	$4,056,549	$(3,298,045)	$5,197,645	$8,792,227

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(642,410)	$—	$(642,410)

Equity contracts	(1,010,720)	(574,991)	—	157,494	(1,428,217)

Total	$(1,010,720)	$(574,991)	$(642,410)	$157,494	$(2,070,627)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $73,278 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,148,371,892 and $1,156,439,587, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $157,666 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Acquisition of Putnam Vista Fund

On September 27, 2010, the fund issued 21,970,683, 1,494,855, 488,294, 397,127, 54,165 and 861,908 class A, class B, class C, class M, class R and class Y shares, respectively, for 96,718,304, 6,785,681, 2,156,292, 1,769,923, 238,471 and 3,764,946 class A, class B, class C, class M, class R and class Y shares of Putnam Vista Fund to acquire that fund’s net assets in a tax-free exchange. Putnam Management recommended, and the Board of Trustees approved, the merger transaction because it believed that it was in the best interests of shareholders of Putnam Vista Fund to be invested in a fund with more flexibility to invest in attractive companies regardless of capitalization size. Putnam Management believed that this flexibility would increase the likelihood of delivering strong investment performance over the long-term. In addition, after the merger, Putnam Vista Fund shareholders would be invested in a larger fund with a lower expense ratio. The investment portfolio of Putnam Vista Fund, with a fair value of $931,784,799 and an identified cost of $870,278,890 at September 24, 2010, was the principal asset acquired by the fund. The net assets of the fund and Putnam Vista Fund on September 24, 2010, were $2,348,440,346 and $1,118,296,596, respectively. On September 24, 2010, Putnam Vista Fund had accumulated net investment loss of $1,279,092, accumulated net realized loss of $1,846,121,583 and unrealized appreciation of $65,891,595. The aggregate net assets of the fund immediately following the acquisition were $3,466,736,942.

Assuming the acquisition had been completed on July 1, 2010, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment loss	$(6,981,864)
Net gain on investments	$1,132,847,222
Net increase in net assets resulting from operations	$1,125,865,358

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Multi-Cap Growth Fund.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Vista Fund that have been included in the fund’s statement of operations for the current fiscal period.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN013
268755 8/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2011	$169,039	$8,150**	$3,143	$ —
June 30, 2010	$154,426	$--	$3,382	$3,345*

**	Fees billed to the fund for services relating to a fund merger.

*	Includes fees of $3,345 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended June 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2011and June 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $231,364 and $ 380,886 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2011	$ —	$191,000	$ —	$ —

June 30, 2010	$ —	$218,107	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Mulit-Cap Growth Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011